UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

INFINITY PROPERTY AND CASUALTY CORPORATION

(Exact name of Registrant as specified in its Charter)

Ohio	000-50167	03-0483872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 4th Avenue North, Birmingham, Alabama 35203

(Address of Principal Executive Offices)    (Zip Code)

(205) 870-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously reported, on February 13, 2018, Infinity Property and Casualty Corporation (the “Company”), Kemper Corporation (“Kemper”) and a wholly owned subsidiary of Kemper (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Kemper (the “Merger”).

On June 13, 2018, the Company and Kemper issued a joint press release announcing that the anticipated deadline for holders of the Company’s common stock to deliver their election forms to elect the form of consideration they wish to receive in the pending Merger is 5:00 p.m., Eastern Time, on June 18, 2018. The election deadline may be changed or extended, in which case the Company and Kemper will issue a press release announcing the new election deadline. The closing of the Merger remains subject to the fulfillment or waiver of certain closing conditions, including receipt of insurance regulatory clearances and approvals.

A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain or incorporate by reference statements or information that are, include or are based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations, intentions, beliefs or forecasts of future events or otherwise for the future, and can be identified by the fact that they relate to future actions, performance or results rather than relating strictly to historical or current facts. Words such as “believe(s),” “goal(s),” “target(s),” “estimate(s),” “anticipate(s),” “forecast(s),” “project(s),” “plan(s),” “intend(s),” “expect(s),” “might,” “may,” “could” and variations of such words and other words and expressions of similar meaning are intended to identify such forward-looking statements. However, the absence of such words or other words and expressions of similar meaning does not mean that a statement is not forward-looking.

Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees or assurances of future performance. No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that may be important in determining actual future results and financial condition. The general factors that could cause actual results and financial condition to differ materially from those expressed or implied include, without limitation, the following: (a) the satisfaction or waiver of the conditions precedent to the consummation of the proposed Merger involving Kemper, a wholly-owned subsidiary of Kemper and the Company, including, without limitation, the receipt of regulatory approvals (including approvals, authorizations and clearance by insurance regulators necessary to complete such proposed Merger) on the terms desired or anticipated (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of such proposed Merger); (b) unanticipated difficulties or expenditures relating to such proposed Merger; (c) risks relating to the value of the shares of Kemper’s common stock to be issued in such proposed Merger; (d) disruptions of Kemper’s and the Company’s current plans, operations and relationships with third persons caused by the announcement and pendency of such proposed Merger, including, without limitation, the ability of the combined company to hire and retain any personnel; (e) legal proceedings that may be instituted against Kemper and the Company in connection with such proposed Merger; and (f) those factors listed in annual, quarterly and periodic reports filed by Kemper and the Company with the SEC, whether or not related to such proposed Merger.

The Company assumes no, and expressly disclaims any, duty or obligation to update or correct any forward-looking statement as a result of events, changes, effects, states of facts, conditions, circumstances, occurrences or developments subsequent to the date of this Current Report on Form 8-K or otherwise, except as required by law. Readers are advised, however, to consult any further disclosures the Company makes on related subjects in its filings with the SEC.

Additional Information About the Transaction and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to the proposed Merger involving Kemper, a wholly-owned subsidiary of Kemper and the Company, among other things. In connection therewith, Kemper filed with the SEC a Registration Statement on Form S-4 that includes a definitive joint proxy statement of Kemper and the Company, and each of Kemper and the Company may be filing with the SEC other documents regarding the proposed transaction. Kemper and the Company commenced mailing of the definitive joint proxy statement/prospectus to Kemper’s shareholders and the Company’s shareholders on April 30, 2018. BEFORE MAKING ANY INVESTMENT DECISION, INVESTORS AND SECURITYHOLDERS OF KEMPER AND/OR THE COMPANY ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and securityholders may obtain free copies of the definitive joint proxy statement/prospectus, any amendments or supplements thereto and other documents filed with the SEC by Kemper and the Company through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Kemper are available free of charge under the “Investors” section of Kemper’s website located at http://www.kemper.com or by contacting Kemper’s Investor Relations Department at 312.661.4930 or investors@kemper.com. Copies of the documents filed with the SEC by the Company are available free of charge under the “Investor Relations” section of the Company’s website located at http://www.infinityauto.com or by contacting the Company’s Investor Relations Department at 205.803.8186 or investor.relations@infinityauto.com.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibits are filed with this report:

	Exhibit No.	Description of Exhibit

	99.1	Joint Press Release of Infinity Property and Casualty Corporation and Kemper Corporation dated June 13, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFINITY PROPERTY AND CASUALTY CORPORATION

BY:	/s/ Samuel J. Simon
Samuel J. Simon
President and General Counsel

June 13, 2018